UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 16, 2006

         CSMC Mortgage-Backed Trust Series 2006-8

(Issuing Entity)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Depositor as Specified in its Charter)

         DLJ Mortgage Capital, Inc.

(Exact Name of Sponsor as Specified in its Charter)

         Credit Suisse First Boston Mortgage Securities Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-135481	13-3320910
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 Madison Avenue New York, NY	10010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (212) 325-2000

                                            No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events

Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”) entered into a pooling and servicing agreement dated as of September 1, 2006 (the “Pooling and Servicing Agreement”) among the Depositor, U.S. Bank National Association, as trustee (the “Trustee”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), DLJ Mortgage Capital, Inc., as seller (the “Seller”), Banco Popular de Puerto Rico, as a servicer (a “Servicer”), Bank of America, National Association, as a servicer (a “Servicer”), Washington Mutual Mortgage Securities Corp., as a serivcer (a “Servicer”) and  Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) providing for the issuance of the CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-8.  The Depositor entered into a trust agreement dated as of September 1, 2006 (the “Trust Agreement”) among the Depositor, the Trustee and the Trust Administrator.  The Certificates were issued on September 29, 2006. The Pooling and Servicing Agreement and the Trust Agreement are annexed hereto as Exhibits 4.1 and 99.1, respectively.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

The Pooling and Servicing Agreement dated as of September 1, 2006, by and among the Depositor, the Seller, the Servicers, the Special Servicer, the Master Servicer, the Trust Administrator and the Trustee.

99.1

The Trust Agreement dated as of September 1, 2006, among the Depositor, the Trustee and the Trust Administrator.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.

By: /s/ Kevin Steele

Name: Kevin Steele

Title: Director

Dated: October 16, 2006

Exhibit Index

Exhibit

Page

4.1

Pooling and Servicing Agreement dated as of September 1, 2006,

by and among the Company, the Seller, the Servicers, the

Special Servicer, the Master Servicer, the Trust Administrator

and the Trustee.

99.1

The Trust Agreement dated as of September 1, 2006, among the Depositor, the Trustee and the Trust Administrator.